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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                          U.S. OFFICE PRODUCTS COMPANY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The attached form, or a form substantially equivalent to the attached form, must be used to accept the Offer (as defined below) if certificates for shares of common stock of U.S. Office Products Company and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase defined below). Such form may be delivered by hand or transmitted by mail, or (for Eligible Institutions only) by facsimile transmission, to the Depositary. See
Section 2 of the Offer to Purchase. THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SET FORTH IN THE LETTER OF TRANSMITTAL. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

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
                  BY MAIL:                              BY FACSIMILE TRANSMISSION:
         First Chicago Trust Company                 (For Eligible Institutions Only)
                 of New York                                  (201) 222-4720
             Tenders & Exchanges                                    or
                P.O. Box 2569                                 (201) 222-4721
                 Suite 4660                    CONFIRMATION OF FACSIMILE TRANSMISSION ONLY:
     Jersey City, New Jersey 07303-2569                       (201) 222-4707

                  BY HAND:                                 BY OVERNIGHT COURIER:
         First Chicago Trust Company                    First Chicago Trust Company
                 of New York                                Tenders & Exchanges
             Tenders & Exchanges                         14 Wall Street, 8th Floor
      c/o The Depository Trust Company                          Suite 4680
               55 Water Street                           New York, New York 10005
                   DTC TAD
       Vietnam Veterans Memorial Plaza
          New York, New York 10041
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DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE
   SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER
               THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID
                                   DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

    The undersigned hereby tenders to U.S. Office Products Company (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 4, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of shares of common stock, $.001 par value per share of the Company, pursuant to the guaranteed delivery procedure set forth in Section 2 in the Offer to Purchase.

                   NUMBER OF SHARES BEING TENDERED HEREBY:

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Number of Shares...................................                       SIGN HERE
Certificate Nos. (if available):                     ...................................................
 ...................................................  ...................................................
 ...................................................                     Signature(s)
If Shares will be tendered by book-entry transfer:   Dated:.............................................
Name of Tendering Institution:.....................  Name(s) of Stockholders:
 ...................................................  ...................................................
Account No...................................... at  ...................................................
/ / The Depository Trust Company                                   (Please Type or Print)
                                                     ...................................................
                                                     ...................................................
                                                                          (Address)
                                                     ...................................................
                                                                                              (Zip Code)
                                                     ...................................................
                                                                   (Daytime Telephone No.)
                                                     ...................................................
                                                          (Taxpayer ID No. or Social Security No.)
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), unless an Agent's Message is utilized, and any other required documents, all within three Nasdaq Stock Market trading days of the date hereof.
                                          ______________________________________
                                                      (Name of Firm)
                                          ______________________________________
                                                  (Authorized Signature)
                                          ______________________________________
                                                          (Name)
                                          ______________________________________
                                                        (Address)
                                          ______________________________________
                                                        (Zip Code)

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Dated:                                                   (Daytime Telephone No.)
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 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE
                      SENT WITH THE LETTER OF TRANSMITTAL.